UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 16, 2010

VOYAGER OIL & GAS, INC.

(formerly known as ante4, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2812 1st Ave N, Suite 506
Billings, MT 59101

 (Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

5700 Wilshire Blvd., Suite 625,

Los Angeles, California 90036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On April 16, 2010 (the “Closing Date”), ante4, Inc. (“ante4”), Plains Energy Acquisition Corp., a Delaware corporation (“Acquisition Sub”) and Plains Energy Investments, Inc., a Nevada corporation engaged in the oil and gas exploration business (“Target”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Under the Merger Agreement, Acquisition Sub merged with and into Target, with Target remaining as the surviving corporation and a wholly-owned subsidiary of ante4 (the “Merger”).  Subsequent to the Merger, ante4 changed its name to Voyager Oil & Gas, Inc. (“Voyager”).  On the Closing Date, the issued and outstanding common stock of Target before the Merger was converted into the right to receive an aggregate of 21,292,383 shares of Voyager’s common stock, the outstanding warrants of Target before the Merger were converted into the right to receive an aggregate of 4,689,153 warrants to purchase Voyager’s common stock, and 540,000 shares of Target restricted common stock issuable pursuant to restricted stock agreements were converted into the right to receive 468,916 shares of similarly restricted Voyager common stock.  The stockholders of Voyager before the merger retained 21,292,333 shares of common stock, and options to purchase an aggregate of 326,666 shares of common stock.  Voyager will be the holding company parent of Target, and the business operations following the Merger will be those of Target.

Voyager intends to file a Form 8-K providing additional information regarding the business operations of Target within four business days of the April 16, 2010 closing date of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference to this Item 1.01 as if fully set forth herein.

Spin-Off of Certain Voyager Assets

Prior to the Merger, Voyager created a wholly-owned Delaware subsidiary named ante5, Inc., into which ante4 transferred all assets other than specific assets retained by Voyager pursuant to the Merger Agreement.  Pursuant to the terms of a Distribution Agreement entered into between Voyager and ante5 on April 16, 2010 in connection with the Merger, ante5 agreed to indemnify and hold harmless Voyager from and against any and all actions, threatened actions, costs, damages, liabilities and expenses, including but not limited to reasonable attorneys’ fees, the reasonable fees of other professionals and experts, and court or arbitration costs that are suffered or incurred by Voyager and any of its past or present directors, officers, employees and agents and that relate to or arise from all or any of the following:

•                  the operation or ownership of ante5’s assets after the Merger effective date;

•                  any action or threatened action made or asserted by any person (including, without limitation, any governmental entity) that relates to operation or ownership of the ante5’s assets, or relates to any act or omission of ante4, in either case at any time on or before the Merger closing date; or

•                  any tax liability of Voyager that is indemnifiable by ante5 pursuant to such Distribution Agreement.

ante5’s obligation to indemnify Voyager is limited to $2.5 million in the aggregate.

The assets transferred from ante4 to ante5 (and related assumed liabilities) consisted almost entirely of the assets remaining in ante4 relating to ante4’s prior business of creating internationally branded entertainment and consumer products driven by the development, production and marketing of televised programming based on gaming themes, the main product being the World Poker Tour television series (the “WPT Business”).  As soon as is practicable after the date hereof, ante5 intends to file a registration statement on Form 10 and an Information Statement (the “Information Statement”) with the Securities and Exchange Commission (the “SEC”) for the purpose of spinning off the ante5 shares from ante4 (now Voyager) to the stockholders of record of ante4 on April 15, 2010, the date immediately prior to the Closing Date (such date, the “Record Date,” and such transaction, the “Spin-off”).   The purpose of the Spin-off is to preserve the value of the assets remaining from the WPT Business for the benefit of the ante4 stockholders as of the Record Date, since Target did not want those assets as part of Voyager’s business after the Closing Date, and therefore ascribed very little value to those assets in the Merger.  Furthermore, the Spin-off will enable management of Voyager and ante5 to each focus on their respective, unrelated businesses, and will greatly simplify investor analysis of each respective company.   Once the Information Statement has gone through the SEC review process and has been mailed to the ante4 stockholders as of the Record Date, we will consummate the Spin-off and ante5 will be a separate, stand-alone publicly-traded company.  A detailed description of the assets transferred to, and liabilities assumed by, ante5 in anticipation of the Spin-off is described in detail in the Distribution Agreement.

In order to ensure that only stockholders of record of ante4 on the Record Date receive the benefits of the Spin-off, the stockholders of Target have agreed that in the event they receive shares of ante5 in the Spin-off for any reason, they will sell those ante5 shares back to ante5 at a price per share of $0.001 per share.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference to this Item 1.01 as if fully set forth herein.

Item 8.01               Other Events

On April 19, 2010, Voyager issued a joint press release with Target announcing that on April 16, 2010, Voyager entered into the Merger Agreement with Target and Plains Energy Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Voyager.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)                                  Shell company transactions:

(d)           Exhibits:

2.1	Agreement and Plan of Merger dated April 16, by and among ante4, Inc., Plains Energy Investments, Inc. and Plains Acquisition Corp.

10.1	Distribution Agreement dated April 16, by and between ante4, Inc. and ante5, Inc.

99.1	Press release dated April 19, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 19, 2010

VOYAGER OIL & GAS, INC.

/s/ Mitch Thompson
Mitch Thompson
Chief Financial Officer

EXHIBIT INDEX

ANTE4, Inc.

Form 8-K Current Report

Exhibit
Number	Description
2.1	Agreement and Plan of Merger dated April 16, by and among ante4, Inc., Plains Energy Investments, Inc. and Plains Acquisition Corp.
10.1	Distribution Agreement dated April 16, by and between ante4, Inc. and ante5, Inc.
99.1	Press release dated April 19, 2010